                                                                    EXHIBIT 10.1

                 [LETTERHEAD OF FINOVA FINANCIAL INNOVATORS]




                          LOAN AND SECURITY AGREEMENT

                          Cumetrix Data Systems Corp.
                          --------------------------
                                   Borrower



                               957 Lawson Street
                      City of Industry, California 91748
                      ----------------------------------
                                    Address


                                  95-4574138
                                  ----------
                            Borrower Fed ID Tax No.



                                  $25,000,000
                           Amount of Credit Facility


                                   10/22/98
                           -------------------------
                                     Date





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                               INVENTORY FINANCE

================================================================================

THIS LOAN AND SECURITY AGREEMENT ("Agreement") dated the date set forth above, is entered into by and between the borrower named above (the "Borrower"), whose address is set forth above and FINOVA Capital Corporation ("FINOVA"), whose address is 1060 First Avenue, King of Prussia, Pennsylvania 19406.

1. DEFINITIONS.

1.1 Defined Terms. As used in this Agreement, the following terms have the
    -------------
definitions set forth below:

"Affiliate" means any Person controlling, controlled by or under common control
----------
with Borrower. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of any Person, whether through ownership of common or preferred stock or other equity interests, by contract or otherwise. Without limiting the generality of the foregoing, each of the following shall be an
Affiliate: any officer, director, employee or other agent of Borrower, any shareholder or subsidiary of Borrower, and any other Person with whom or which Borrower has common shareholders, officers or directors.

"Business Day" means any day on which commercial banks in both King of Prussia,
-------------
Pennsylvania and Phoenix, Arizona are open for business.

"Capital Expenditures" means all expenditures made and liabilities incurred for
---------------------
the acquisition of any fixed asset or improvement, replacement, substitution or addition thereto which has a useful life of more than one year and including, without limitation, those arising in connection with Capital Leases.

"Capital Lease" means any lease of property by Borrower that, in accordance with
--------------
generally accepted accounting principles, should be capitalized for financial reporting purposes and reflected as a liability on the balance sheet of Borrower.

"Code" means the Uniform Commercial Code as adopted and in effect in the State
 ----
of Arizona from time to time.

"Collateral" has the meaning set forth in Section 3.1 hereof.
 ----------

"Current Assets" at any date means the amount at which the current assets of
 --------------
Borrower would be shown on a balance sheet of Borrower as at such date, prepared in accordance with generally accepted accounting principles provided
                                                            --------
that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

"Current Liabilities" at any date means the amount at which the current
---------------------
liabilities of Borrower would be shown on a balance sheet of Borrower, including the Revolving Credit as at such date, prepared in accordance with generally accepted accounting principles.

"Deposit Accounts" has the meaning set forth in Section 9105 of the Code.
 ----------------

"Earnings Before Interest and Taxes" for any fiscal period of Borrower means the
 ----------------------------------
net income of Borrower for such fiscal period, plus interest expense and provision for income taxes for such fiscal period, and minus non-recurring miscellaneous income and expenses, all calculated in accordance with generally accepted accounting principles, consistently applied.

"Eligible Inventory" is defined as set forth in the Schedule.
 ------------------

"Eligible Receivables" is defined as set forth in the Schedule.
 --------------------

"Equipment" means all of Borrower's present and hereafter acquired machinery,
 ---------
molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

"ERISA" means the Employment Retirement Income Security Act of 1974, as amended,
 -----
and the regulations thereunder.

"ERISA Affiliate" means each trade or business (whether or not incorporated and
 ---------------
whether or not foreign) which is or may hereafter become a member of a group of which Borrower is a member and which is treated as a single employer under ERISA
Section 4001(b)(1), or IRC Section 414.

"Event of Default" means any of the events set forth in Section 7.1 of this
 ----------------
Agreement.

"Floorplanned Inventory" means all Inventory from such manufacturer or vendors
 ----------------------
acceptable to FINOVA from time to time, financed by FINOVA pursuant to Section
2.4 of this Agreement.

"Floorplan Loans" has the meanings set forth in the Schedule.
 ---------------

"Floorplan Loans Borrowing Base" has the meaning set forth in the Schedule.
 ------------------------------

"General Intangibles" means all general intangibles of Borrower, whether now
 -------------------
owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against FINOVA, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance) tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Receivables by an account debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

"Guarantors" means the persons set forth on the Schedule.
 ----------

"Indebtedness" means all of Borrower's present and future obligations,
 ------------
liabilities, debts, claims and indebtedness, contingent, fixed or otherwise, however evidenced, created, incurred, acquired, owing or arising, whether under written or oral agreement, operation of law or otherwise, and includes, without limiting the foregoing (i) the Obligations, (ii) obligations and liabilities of any Person secured by a lien, claim, encumbrance or security interest upon property owned by Borrower, even though Borrower has not assumed or become liable therefor, (iii) obligations and liabilities created or arising under any lease (including Capital Leases) or conditional sales contract or other title retention agreement with respect to property used or acquired by Borrower, even though the rights and remedies of the lessor, seller or lender are limited to repossession, (iv) all unfunded pension fund obligations and liabilities and
(v) deferred taxes.

"Initial Term" has the meaning set forth on the Schedule.
 ------------

"Inventory" means all of Borrower's now owned and hereafter acquired goods,
 ---------
merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all documents of title or other documents representing them.

"IRC" means the Internal Revenue Code of 1986, as amended, and the regulations
 ---
thereunder.

"Loan Documents" means, collectively, this Agreement, any note or notes executed
 --------------
by Borrower and payable to FINOVA, and any other agreement entered into in connection with this Agreement, together with all alterations, amendments, changes, extensions, modifications, refinancings, refundings, renewals, replacements, restatements, or supplements, of or to any of the foregoing.

"Loan Party" means Borrower, each Subordinating Creditor and each other party
 ----------
(other than FINOVA) to any Loan Document.

"Maximum Floorplan Amount" has the meaning set forth in the Schedule.
 ------------------------

"Minimum Working Capital" at any date means an amount equal to (i) the sum of
 -----------------------
the amount at which Borrower's cash, Receivables and Inventory (calculated at the lower of cost or market and determined on a first-in, first-out basis) would be shown on a balance sheet of Borrower at such date prepared in accordance with generally accepted accounting principles, provided that amounts due from
                                          --------
Affiliates shall be excluded therefrom, minus (ii) Current Liabilities of
                                        -----
Borrower at such date. The balance of any revolving credit line will be considered as a Current Liability for the purpose of this calculation.

"Multiemployer Plan" means a "multiemployer plan" as defined in ERISA Sections
 ------------------
3(37) or 4001(a)(3) or IRC Section 414(f) which covers employees of Borrower or any ERISA Affiliate.

"Net Worth" at any date means the Borrower's net worth as determined in
 ---------
accordance with generally accepted accounting principles, consistently applied.

"Obligations" means all present and future loans, advances, debts, liabilities,
 -----------
obligations, covenants, duties and indebtedness at any time owing by Borrower to FINOVA, whether evidenced by this Agreement, any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by FINOVA in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, examination fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, anniversary fees, Termination Fees, Minimum Interest Charges and any other sums chargeable to Borrower hereunder or under any other agreement with FINOVA.

"PBGC" means the Pension Benefit Guarantee Corporation.
 ----

"Permitted Encumbrance" means each of the liens, mortgages and other security
 ---------------------
interests set forth on the Schedule and incorporated herein by this reference.

"Person" means any individual, sole proprietorship, partnership, joint venture,
 ------
trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

"Plan" means any plan described in ERISA Section 3(2) maintained for employees
 ----
of Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

"Prepared Financials" means the balance sheets of Borrower as of the date set
 -------------------
forth in the Schedule, and as of each subsequent date on which audited balance sheets are delivered to FINOVA from time to time hereunder, and the related statements of operations, changes in stockholder's equity and changes in cash flow for the periods ended on such dates.

"Prohibited Transaction" means any transaction described in Section 406 of ERISA
 ----------------------
which is not exempt by reason of Section 408 of ERISA, and any transaction described in Section 4975(c) of the IRC which is not exempt by reason of Section 4975(c)(2) of the IRC.

"Receivables" means all of Borrower's now owned and hereafter acquired accounts
 -----------
(whether or not earned by performance), proceeds of any letters of credit naming Borrower as beneficiary, contract rights, chattel paper, instruments, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, whether secured or unsecured, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid manufacturer or vendor, lienor or secured party.

"Renewal Term" has the meaning set forth on the Schedule.
 ------------

"Reportable Event" means a reportable event described in Section 4043 of ERISA
 ----------------
or the regulations thereunder, a withdrawal from a Plan described in Section 4063 of ERISA, or a cessation of operations described in Section 4068(f) of ERISA.

"Revolving Credit Line Interest Rate" has the meaning set forth on the Schedule.
 -----------------------------------

"Revolving Loans" has the meaning set forth on the Schedule.
 ---------------

"Revolving Loans Borrowing Base" has the meaning set forth on the Schedule.
 ------------------------------

"RMA Credits" means credit memoranda for return merchandise authorizations
 -----------
issued by manufacturer or vendors of Floorplanned Inventory which are within forty-five (45) days of their issuance date.

"Subordinated Debt" means liabilities of Borrower for which the repayment is
 -----------------
subordinated to the payment and performance of the Obligations, pursuant to a subordination agreement of FINOVA's standard form.

"Tangible Capital Funds" at any date means an amount equal to, (i) the sum of
 ----------------------
the amounts at which Borrower's cash, Receivables, Inventory (calculated at the lower of cost or market and determined on a first-in, first-out basis) and net fixed assets would be shown on a balance sheet of Borrower at such date prepared in accordance with generally accepted accounting principles, provided that amounts due from Affiliates shall be executed therefrom, minus (ii) Total Liabilities of Borrower at such date (excluding
           -----
Subordinated Debt of Borrower from such Total Liabilities).

"Tangible Net Worth" at any time means Tangible Capital Funds minus Subordinated
 ------------------
Debt.

"Term Loan" has the meaning set forth on the Schedule.
 ---------

"Total Facility" has the meaning set forth on the Schedule.
 --------------

"Valid Price Protection" means any credit memorandum issued by any manufacturer
 ----------------------
or vendor of Floorplanned Inventory to reimburse Borrower for a decrease in the value of Borrower's Floorplanned Inventory supplied by such manufacturer or vendor caused by such manufacturer or vendor's reduction of the purchase price from the manufacturer or vendor of such Floorplanned Inventory.

1.2  Other Terms. All accounting terms used in this Agreement, unless otherwise
     -----------
indicated, shall have the meanings given to such terms in accordance with generally accepted accounting principles, consistently applied. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

2.   LOANS; INTEREST RATE AND OTHER CHARGES.

2.1  Total Facility. Upon the terms and conditions set forth herein and provided
     --------------
that no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, may have occurred and be continuing, FINOVA may, upon Borrower's request, make advances to Borrower from time to time in an aggregate outstanding principal amount not to exceed the Total Facility amount (the "Total Facility") set forth on the schedule hereto (the "Schedule"), subject to deduction of reserves for accrued interest and such other reserves as FINOVA deems proper from time to time, and less unreimbursed amounts FINOVA may be obligated to pay in the future on behalf of Borrower. The Schedule is an integral part of this Agreement and all references to "herein", "herewith" and words of similar import shall for all purposes be deemed to include the Schedule.

2.2  Loans. Advances under the Total Facility ("Loans") shall be comprised of
     -----
the amounts and at the advance rates shown on the Schedule. FINOVA may, in its sole discretion, adjust the advance rates set forth on the Schedule.

2.3  Reconciliation Payments. If at any time or for any reason (i) the
     -----------------------
outstanding principal amount of Revolving Loans exceeds any of the applicable dollar or percentage limitations contained in the Schedule (any such excess, a "Revolver Overloan"): (ii) the sum of (a) the aggregate outstanding principal amount of Floorplan Loans plus (b) approvals given by FINOVA to a manufacturer or vendor of Floorplanned Inventory exceeds the Maximum Floorplan Amount (any such excess a "Floorplan Overloan"); or (iii) the aggregate outstanding principal amount of Floorplan Loans exceeds the sum of (x) the amount of Floorplanned Inventory plus (y) the Valid Price Protection plus (z) the RMA Credits (any such excess, a "Floorplan Collateral Coverage Reconciliation"), then Borrower shall, upon FINOVA's demand, immediately pay to FINOVA, in cash, the full amount of such Revolver Overloan or Floorplan Collateral Coverage Reconciliation (each, an "Overloan"). As long as no event of default shall have occurred, FINOVA may consent to reserve Floorplan Collateral Coverage Reconciliation amounts against Revolving Loan excess availability, in lieu of a cash payment. Without limiting Borrower's obligation to repay to FINOVA on demand the amount of any such Overloan, (a) on the date on which any inventory report is required to be delivered to FINOVA hereunder Borrower shall repay in full any Floorplan Collateral Coverage Reconciliation described therein to the extent such Floorplan Collateral Coverage Reconciliation is not reserved against and deducted from availability under the Revolving Loans, and (b) Borrower shall pay FINOVA interest on the outstanding principal amount of any Revolver Overloan or Floorplan Collateral Coverage Reconciliation, on demand, at the rate set forth on the Schedule.

2.4.  Floorplan Credit Line. At the request of Borrower and as part of the Total
      ---------------------
Facility, FINOVA may, in its sole discretion, make Floorplan Loans to or for the account of Borrower for the purpose of financing Floorplanned Inventory proposed by Borrower to be financed pursuant to this Section 2.4 (the "Floorplan Credit Line"). At no time shall the sum of Borrower's Obligations to FINOVA in respect of the Floorplan Credit Line exceed the amount specified in the Schedule. Upon receipt by FINOVA of an invoice for Floorplanned Inventory from Borrower or the manufacturer or vendor of such Floorplanned Inventory, which invoice is acceptable to FINOVA in its sole discretion, FINOVA shall, if it elects to finance such Floorplanned Inventory, make a Floorplan Loan to Borrower in an amount not to exceed (subject to the other limitations set forth in this Agreement) the cost, as reflected on the manufacturer or vendor's invoice, of such Floorplanned Inventory, including freight. FINOVA may, in its sole discretion, refuse to make a Floorplan Loan against any invoice. If FINOVA elects to make a Floorplan Loan, FINOVA may disburse the proceeds of such Floorplan Loan, less the amount of any discount agreed to between FINOVA and the manufacturer or vendor of the Floorplanned Inventory, directly to such manufacturer or vendor on Borrower's behalf in accordance with the payment arrangement then in effect between FINOVA and such manufacturer or vendor. FINOVA will charge Borrower's loan account for the full amount of the Floorplan Loan without regard to any discount that FINOVA may be entitled to receive pursuant to any payment arrangement referred to in the immediately preceding sentence. The Floorplan Credit Line is an uncommitted line of credit, may be terminated in whole or in part by FINOVA, in its sole discretion, at any time and, upon such termination, no further Floorplan Loans shall be available from FINOVA.

2.5 Loan Account. All advances made hereunder shall be added to and deemed part
    ------------
of the Obligations when made. FINOVA may from time to time charge all Obligations of Borrower when due to Borrower's loan account with FINOVA.

2.6 Revolving Credit Line and Term Loan Interest; Fees. Borrower shall pay
    --------------------------------------------------
FINOVA interest on the daily outstanding balance of the Revolving Credit Line and on the Term Loan, if any, at the per annum rates set forth on the Schedule and as applicable. Borrower shall also pay FINOVA the fees set forth on the Schedule.

2.7  Floorplan Credit Line Interest. In the event that Borrower fails to make
     ------------------------------
any payment to FINOVA when due with respect to the Floorplan Credit Line, Borrower shall pay FINOVA interest on the daily amount past due at the applicable per annum rate set forth on the Schedule. In addition, in the event that FINOVA elects to make advances under the Floorplan Credit Line which are not subsidized by the manufacturer or vendor, such advances will bear interest from the invoice date until the due date at the applicable rate set forth in the Schedule. All such interest shall be payable upon demand of FINOVA.

2.8  Revolving Credit Line and Term Loan Default Interest Rate. Upon the
     ---------------------------------------------------------
occurrence and during the continuation of an Event of Default,

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

Borrower shall pay FINOVA interest on the daily outstanding balance of the Revolving Credit Line and the Term Loan at a rate per annum which is three percentage points (3.0%) in excess of the rate which would otherwise be applicable thereto pursuant to the Schedule. All such default interest shall be payable upon demand of FINOVA.

2.9  Examination Fees. Borrower agrees to pay to FINOVA an examination fee in
     ----------------
the amount set forth on the Schedule in connection with each audit or examination of Borrower performed by FINOVA prior to or after the date hereof.

2.10 Excess Interest. The contracted for rate of interest of the loan
     ---------------
contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of the Obligations in accordance with the provisions of this Agreement;
(ii) interest after an Event of Default, calculated and applied to the amount of the Obligations in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. The examination fees, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

     It is the intent of the parties to comply with the usury laws of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Agreement, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Agreement or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law (the "Maximum Interest Rate"). In the event (a) any such excess of interest otherwise would be contracted for, charged or received from Borrower or otherwise in connection with the loan evidenced hereby, (b) the maturity of the Obligations is accelerated in whole or in part, or (c) all or part of the Obligations shall be prepaid, so that under any of such circumstances the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the Maximum Interest Rate, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower nor any other person or entity now or hereafter liable for the payment of the Obligations shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Obligations or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, to the extent that interest paid to the date of calculation does not exceed the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases, if applicable, shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

2.11 Principal Payments; Proceeds of Collateral
     ------------------------------------------

(a)  Principal Payments. Except where evidenced by notes or other instruments
     -----------------
issued or made by Borrower to FINOVA specifically containing payment provisions which are in conflict with this Section 2.11(a) (in which event the conflicting provisions of said notes or other instruments shall govern and control), that portion of the Obligations consisting of principal payable on account of Revolving Loans and Floorplan Loans shall be payable by Borrower to FINOVA immediately upon the earliest of (i) the receipt by FINOVA or Borrower of any proceeds of any of the Collateral, to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which FINOVA elects to accelerate the maturity and payment of such loans, (iii) any termination of this Agreement pursuant to Section 9.2 hereof, or (iv) in the case of any Floorplan Loan, the date that is the number of days set forth in Exhibit A to this Agreement after the invoice date for the Floorplanned Inventory purchased with the proceeds of such Floorplan Loan, which number of days are specified opposite the name of the manufacturer or vendor of such Floorplanned Inventory in such Exhibit A (each a "Due Date") (and FINOVA shall have the right, in its sole discretion, to amend or supplement such Exhibit A in whole or in part by delivery from time to time of a new such Exhibit A to Borrower), provided,
                                                                 --------
however, that any Revolver Overloan or Floorplan Collateral Coverage
-------
Reconciliation shall be payable on demand pursuant to the provisions of
Section 2.3 hereof. Provided that there is sufficient Eligible Inventory, as determined by FINOVA in its sole discretion, to cover a specific invoice, Borrower and FINOVA may agree to extend the due date of such specific invoice, on such terms and conditions as are established by FINOVA in its sole discretion, and consented to by Borrower.

(b)  Collections. To the extent Borrower receives any collection of Receivables,
     -----------
it shall receive all payments as trustee of FINOVA and immediately deliver all payments to FINOVA in their original form as set forth below, duly endorsed in blank, provided, however, that any checks that come into Borrower's possession may only be accepted by Borrower for payment by deposit into the lockbox account. FINOVA or its designee may, at any time, notify account debtors that the Receivables have been assigned to FINOVA and of FINOVA's security interest therein, and may collect the Receivables directly and charge the collection costs and expenses to Borrower's loan account. Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by FINOVA on account of the Obligations the number of Business Days referenced in the Schedule after receipt by FINOVA of good funds which have been finally credited to FINOVA's account, whether such funds are received directly from Borrower or from the Blocked Account (as herein defined) bank or the Dominion Account (as herein defined) bank, pursuant to Section 2.11(c) hereof. The above calculation shall apply as a charge against collections regardless of Borrower's obligations to FINOVA, if any. FINOVA is not, however, required to credit Borrower's account for the amount of any item of payment which is reasonably unsatisfactory to FINOVA in its sole discretion and FINOVA may charge Borrower's loan account for the amount of any item of payment which is returned to FINOVA unpaid. In this Agreement or in any Loan Document, whenever there is a reference to "receipt by FINOVA of funds," or language of similar effect regarding the receipt of funds by FINOVA, in order to be credited to the applicable account on the date that good funds were received by FINOVA (either directly or through a bank account, lockbox or similar arrangement) the funds must reach FINOVA no later than 10:00 a.m., Eastern time, on that date. Any Funds reaching FINOVA after 10:00 a.m., Eastern time, will be credited to the applicable account on the next immediately following Business Day.

(c)  Establishment of a Lockbox Account or Dominion Account. All proceeds of
     ------------------------------------------------------
Collateral shall, at the direction of FINOVA, be deposited by Borrower into a lockbox account, or such other "blocked account" as FINOVA may require (each, a "Blocked Account") pursuant to an arrangement with such bank as may be selected by Borrower and be acceptable to FINOVA. As long as no Event of Default shall have occurred, and Borrower outstandings under the Revolving Credit Facility do not average in excess of One Million Five Hundred Thousand ($1,500,000) dollars for over 90 days, a lockbox and blocked account will not be required. If Borrower's average outstandings under the Revolving Credit Facility exceed One Million Five Hundred Thousand ($1,500,000) for over 90 days, Borrower agrees immediately upon FINOVA's request, in FINOVA's sole discretion, to implement a lockbox and Blocked Account. As long as no Event of Default shall have occurred, FINOVA will direct the bank to transfer available funds in the Blocked Account to Borrower's operating checking account. If any Event of Default shall have occurred under this agreement, FINOVA reserves the right in its sole discretion and by its sole authorization, to direct said bank to transfer such funds to FINOVA, either to any account maintained by FINOVA at said bank or by wire transfer to appropriate account(s) of FINOVA. All funds deposited into the lockbox and Blocked Account shall immediately become the sole property of FINOVA and Borrower shall obtain the agreement by such bank to waive any offset rights against the funds so deposited. Until such time as FINOVA receives all funds via wire transfer from the Blocked Account, Borrower will arrange for the bank to send FINOVA a duplicate copy of the monthly statement for each operating checking account. FINOVA will compute the charges under this Agreement regarding collections based on the deposits exhibited on the bank checking account statements. FINOVA assumes no responsibility for any Blocked Account arrangement, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Alternatively, FINOVA may establish depository accounts in the name of FINOVA at a bank or banks for the deposit of such funds (each, a "Dominion Account") and Borrower shall deposit all proceeds of Receivables and all cash proceeds of any Collateral or cause same to be deposited, in kind, in such Dominion Accounts of FINOVA in lieu of depositing same to Blocked Accounts.

(d)  Payments Without Deductions. Borrower shall pay principal, interest, and
     ---------------------------
all other amounts payable hereunder, or under any relating agreement, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

(e)  Collection Days Upon Repayment. In the event Borrower repays the
     ------------------------------
Obligations in full at any time hereafter, such payment in full shall be credited (conditioned upon final collection) to Borrower's loan account two (2) Business Days after FINOVA's receipt thereof.

(f)  Monthly Accountings. FINOVA shall provide Borrower monthly with an account
     -------------------
of advances, charges, expenses and payments made pursuant to this Agreement. Such account shall be deemed correct, accurate and binding on Borrower and FINOVA and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by FINOVA), unless Borrower notifies FINOVA in writing to the contrary within thirty (30) days after each account is rendered, describing the nature of any alleged errors or omissions.

(g)  Collections and Administration. FINOVA may, at any time, whether or not an
     ------------------------------
Event of Default has occurred, without notice to or assent of Borrower, (i) notify any account debtor of the fact that the Accounts and other Collateral have been assigned to FINOVA by Borrower and that payment thereof is to be made to the order of and directly to FINOVA, and (ii) after the occurrence of an Event of Default, or an event which, with the giving of notice, passage of time, or both, would become an Event of Default, demand, collect or enforce payment of any Accounts or such other Collateral, but without any duty to do so, and FINOVA shall not be liable for any failure to collect or enforce payment thereof. At FINOVA's request, all invoices, or bills and statements sent to any account debtor, other obligor or bailee, shall state that the Accounts and such Collateral shall have been assigned to FINOVA and are payable directly and only to FINOVA. FINOVA shall have the right, at any time, in FINOVA's name or in the name of a nominee of FINOVA, to verify the validity, amount or any other matter relating to the Accounts or the other Collateral, by mail, telephone or otherwise.

2.12 Application of Collateral. FINOVA shall have the continuing and exclusive
     -------------------------
right to apply or reverse and re-apply any and all payments to any portion of the Obligations, and such application or re-application can be in any order or manner that FINOVA deems necessary and appropriate. To the extent that Borrower makes a payment or FINOVA receives any payment or proceeds of the Collateral for Borrower's benefit which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by FINOVA.

3.   COLLATERAL

3.1  Security Interest in the Collateral. To secure the payment and performance
     -----------------------------------
of the Obligations when due, Borrower hereby grants to FINOVA a security interest in all of Borrower's now owned or hereafter acquired or arising Inventory, Equipment, Receivables, tax refunds, investments, Investment Property (as defined in Section 9-115 of the Code), leasehold rights and General Intangibles, including, without limitation, all of Borrower's Deposit Accounts, money, proceeds of any keyman life insurance policy, any and all property now or at any time hereafter in FINOVA's possession (including claims and credit balances) any amounts owed to mutual customers of Borrower and FINOVA which are floorplanned by FINOVA, and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products and all books and records related to any of the foregoing (all of the foregoing, together with all other property in which FINOVA may be granted a lien or security interest, is referred to herein, collectively, as the "Collateral").

3.2.  Perfection and Protection of Security Interests. Borrower shall, at its
      -----------------------------------------------
expense, take all actions requested by FINOVA at any time to perfect, maintain, protect and enforce FINOVA's security interest and other rights in the Collateral and the priority thereof from time to time, including, without limitation, (i) executing and filing financing or continuation statements and amendments therof and executing and delivering such documents and titles in connection with motor vehicles as FINOVA shall require, all in form and substance satisfactory to FINOVA, (ii) maintaining a perpetual inventory and complete and accurate stock record, (iii) delivering to FINOVA warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued, and transferring Inventory to warehouses designated by FINOVA, (iv) placing notations on Borrower's books of account to disclose FINOVA's security interest therein, and (v) delivering to FINOVA all letters of credit on which Borrower is named beneficiary. FINOVA may file, without Borrower's signature, one or more financing statements disclosing FINOVA's security interest under this Agreement. Borrower agrees that a carbon, photographic, Photostate or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of Borrower's agents or processors, Borrower shall notify such Person of FINOVA's security interest in such Collateral and, upon FINOVA's request, instruct them to hold all such Collateral for FINOVA's account subject to FINOVA's instructions. From time to time, Borrower shall, upon FINOVA's request, execute and deliver confirmatory written instruments pledging the Collateral to FINOVA, but Borrower's failure to do so shall not affect or limit FINOVA's security interest or other rights in and to the Collateral. Until the Obligations have been fully satisfied and FINOVA's obligation to make further advances hereunder has terminated, FINOVA's security interest in the Collateral shall continue in full force and effect.

3.3  Preservation of Collateral. FINOVA may, in its sole discretion, at any time
     --------------------------
after FINOVA has requested the Borrower take any of the following action(s) and Borrower has failed to do so, discharge any lien or encumbrance on the Collateral or bond the same, pay any insurance, maintain guards, pay any service bureau, obtain any record or take in any other action to preserve the Collateral and charge the cost thereof to Borrower's loan account as an Obligation.

3.4  Insurance. Borrower will maintain and deliver evidence to FINOVA of such
     ---------
insurance as is required by FINOVA, written by insurers, in amounts, and with Lender's Loss Payee and other endorsements, reasonably satisfactory to FINOVA. All premiums shall be paid by Borrower as and when due. Accurate and complete copies of all policies shall be delivered by Borrower to FINOVA. If Borrower fails to comply with the section, FINOVA may (but shall not be required to) procure such insurance at Borrower's loan account as an Obligation.

3.5  Collateral Reporting; Inventory.
     -------------------------------

(a)  Invoices. Borrower shall not re-date any invoice or sale from the original
     --------
date thereof or make sales on extended terms beyond those customary in Borrower's industry, or otherwise extend or modify the term of any Receivable. If Borrower becomes aware of any matter affecting any Receivable, including information affecting the credit of the account debtor thereon, Borrower shall promptly notify FINOVA in writing. Without limiting the generality of the foregoing, Borrower shall immediately issue and deliver to FINOVA credit memoranda for any Receivable in excess of the amount set forth in the schedule which becomes and ineligible account.

(b)  Instruments. In the event any Receivable is or becomes evidenced by a
     -----------
promissory note, trade acceptance or any other instrument for the payment of money, Borrower shall immediately deliver such instrument to FINOVA appropriately endorsed to FINOVA and, regardless of the form of any presentment, demand, notice of dishonor, protest or notice of protest with respect thereto. Borrower shall remain liable thereon until such instrument is paid in full.

(c)  Physical Inventory. Borrower shall maintain its computerized perpetual
     ------------------
inventory system and shall conduct a physical count of the Inventory at such reasonable intervals as FINOVA shall request and promptly supply FINOVA with a copy of such accounts accompanied by a report of the quantity and value (calculated at the lower of cost or market value on a first in, first out basis) of the Inventory and such additional information with respect to the Inventory as FINOVA may reasonably request from time to time.

(d)  Returns. For so long as no Event of Default has occurred and is continuing
     -------
and subject to the provisions of Section 3.6(c), if any account debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the account debtor (sending a copy to FINOVA) in the appropriate amount. In the event any attempted return occurs after the occurrence of any Event of Default, Borrower shall (i) hold the returned Inventory in trust for FINOVA, (ii) segregate all returned Inventory from all of Borrower's other property, (iii) conspicuously label the returned Inventory as FINOVA's property, and (iv) immediately notify FINOVA of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on FINOVA's request deliver such returned Inventory to FINOVA. Borrower shall not consign any Inventory. Borrower shall dispose of the Returned Inventory solely according to FINOVA's written instructions and will not issue and credits or allowances with respect to Returned Inventory without FINOVA's prior written consent. All Returned Inventory shall remain subject to FINOVA's liens. Whenever any Inventory is returned, the related Receivable shall be deemed ineligible in the amount of the Returned Inventory and the Revolving Credit Line shall be adjusted accordingly.

3.6  Receivables.
     -----------

(a)  Eligibility. Borrower hereby represents and warrants to FINOVA that: (1)
     -----------
each existing Receivable represents, and each future Receivable will represent, a bona fide sale or lease and delivery of goods by Borrower, in the ordinary
  ---- ----
course of Borrower's business; (ii) each existing Receivable is, and each future Receivable will be, for a liquidated amount payable by the account debtor thereon on the terms set forth in the invoice therefor or in the schedule therof delivered to FINOVA, without offset, deduction, defense, or counterclaim; (iii) no payment will be received with respect to any Receivable, and no credit, discount (other than those discounts given in the ordinary course of business), or extension, or agreement therefor will be granted on any Receivable, except as reported to FINOVA in accordance with this Agreement; (iv) each copy of an invoice delivered to FINOVA by Borrower will be a genuine copy of the original invoice sent to the account debtor named therein; and (v) all goods described in each invoice will have been delivered to the account debtor and all services of Borrower described in each invoice will have been performed.

(b)  Invoice. Borrower shall not re-date any invoice or sale or make sales on
     -------
extended dating beyond that customary in Borrower's business or otherwise extend or modify any Receivable. If Borrower becomes aware of any matter adversely affecting the collectability or enforceability of any Receivable, including, without limitation, information regarding an account debtor's creditworthiness, Borrower will immediately so advice FINOVA in writing.

(c)  Inventory Returns. If an account debtor returns any Inventory to Borrower
     -----------------
when no Event of Default exists hereunder. Borrower shall promptly determine the reason for such return, shall immediately advise FINOVA of any returned Inventory involving an amount in excess of the amount provided in the Schedule from any single return or multiple returns within a three (3) Business Day time frame, and may issue a credit memorandum to the account debtor in the appropriate amount. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any account debtor returns Inventory to Borrower during the existence of an Event of Default hereunder, unless FINOVA otherwise agrees to the contrary, Borrower shall: (i) hold the returned Inventory in trust for FINOVA; (ii) segregate all returned Inventory from all of its other Property; (iii) dispose of the returned Inventory solely according to FINOVA's written instructions; and (iv) not issue any credits or allowances with respect thereto without FINOVA's prior written consent. All returned Inventory shall remain subject to FINOVA's Liens. Whenever any Inventory is returned, the related Receivable shall be deemed ineligible in the amount of the returned Inventory and the Revolving Loans Borrowing Base shall be adjusted accordingly.

     If any representation or warranty herein or in any report submitted to FINOVA is breached as to any Receivable or any Receivable ceases to be an Eligible Receivable for any reason other than payment thereof, then FINOVA may, in addition to its other rights hereunder, designate any and all Receivables owing by that account debtor as not Eligible Receivables; provided, that FINOVA
                                                          --------
shall in any such event retain its security interest in all Receivables, whether or not Eligible Receivables, until the Obligations have been fully satisfied and FINOVA's obligations to provide loans hereunder has terminated.

(d)  Disputes. Borrower shall notify FINOVA promptly of all disputes or claims
     --------
and settle or adjust such disputes or claims at no expense to FINOVA, but no discount, credit or allowance shall be granted to any account debtor and no returns of merchandise shall be accepted by Borrower without FINOVA's consent, except for discounts, credits and allowances made or given in the ordinary course of Borrower's business in the absence of an Event of Default. Borrower shall send FINOVA a copy of each credit memorandum in excess of the amount provided in the Schedule as soon as issued or as soon as known by Borrower. FINOVA may, at any time after the occurrence of any Event of Default, settle or adjust disputes or claims directly with account debtors for amounts and upon terms which FINOVA considers advisable in its reasonable credit judgement and, in all cases. FINOVA shall credit Borrower's loan account with only the net amounts received by FINOVA in payment of any Receivables.

3.7  Equipment.
     ---------

Borrower shall keep and maintain the Equipment in good operating condition and repair and make all necessary replacements thereto to maintain and preserve the value and operating efficiency thereof at all times consistent with Borrower's past practice, ordinary wear and tear excepted. Borrower shall not permit any item of Equipment to become a fixture (other than a trade fixture) to real estate or an accession to other property.

3.8  Other License; No Disposition of Collateral.
     -------------------------------------------

Borrower represents, warrants and covenants that (a) all Collateral is and shall continue to be owned by its free and clear of all liens, claims and encumbrances whatsoever (except for FINOVA's security interest, Permit Encumbrances, and such other liens, claims and encumbrances as may be permitted by FINOVA in its sole discretion from time to time in writing), and (b) Borrower shall not, without FINOVA's prior written approval, sell, encumber or dispose of or permit the sale, encumbrance or disposal of any Collateral or any interest of Borrower therein, except for the sale of Inventory in the ordinary course of Borrower's business, Equipment which is obsolete and non-material assets other than Receivables and Inventory. The proceeds of any such sales shall be remitted to FINOVA pursuant to this Agreement for application to the Obligations.

3.9  Collateral Security. The Obligations shall constitute one loan secured by
     -------------------
the Collateral. FINOVA may, in its sole discretion, (i) exchange, enforce, waive or release any of the Collateral, (ii) apply Collateral and direct the order or manner of sale thereof as it may determine, and (iii) Upon the occurrence and confirmation of an Event of Default, settle, compromise, collect or otherwise liquidate any Collateral in any manner without affecting its right to take any other action with respect to any other Collateral.

4.   CONDITIONS OF CLOSING.

4.1  Initial Advance. The obligation of FINOVA to make the initial advance
     ---------------
hereunder is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions and any additional conditions specified in the Schedule on or prior to the date set forth on the Schedule (the date of fulfillment of all such conditions, the "Closing Date"):

(a)  Loan Documents. FINOVA shall have received each of the following Loan
     --------------
Documents: (i) such loan and security agreements, notes, intellectual property assignments and deeds of trust as FINOVA may require with respect to this Agreement, executed by each of the parties thereto and, if applicable, duly acknowledged for recording or filing in the appropriate governmental offices;
(ii) such Blocked Account or Dominion Account agreements as FINOVA shall determine; (iii) such other documents, instruments and agreements in connection herewith as FINOVA shall require, executed, certified and/or acknowledged by such parties as FINOVA shall designate;

(b)  Terminations by Existing Lender. Borrower's existing lender(s) shall have
     -------------------------------
executed and delivered UCC termination statements and other documentation evidencing the termination of its liens and security interest in the assets of Borrower or a subordination agreement in form and substance satisfactory to FINOVA in its sole discretion; and FINOVA shall have approved in its sole discretion; and FINOVA shall have approved in its sole discretion any outstanding payoff arrangements with the foregoing creditors;

(c)  Charter Documents. FINOVA shall have received copies of Borrower's By-laws
     -----------------
and Articles or Certificate of Incorporation, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

(d)  Good Standing. FINOVA shall have received a certificate of corporate status
     -------------
with respect to Borrower, and each other Loan Party, dated within thirty (30) days of the Closing Date, by the Secretary of State of the state of incorporation of Borrower or such Loan Party, which certificate shall indicated that Borrower or such Loan Party is in good standing in such state;

(e)  Foreign Qualification. FINOVA shall have received certificates of corporate
     ---------------------
status with respect to Borrower and each other Loan Party, each dated within ten (10) days of the Closing Date, issued by the Secretary of State of each state in which such party's failure to be duly qualified or licensed would have a material adverse effect on its financial condition or assets, indicating that such party is in good standing;

(f)  Authorizing Resolutions and Incumbency. FINOVA shall have received a
     --------------------------------------
certificate from the Secretary of Borrower and each other Loan Party attesting to (i) the adoption of resolutions of Borrower's Board of Director authorizing the execution and delivery of this Agreement and the other Loan Documents to which such Loan Party is a party, and authorizing specific officers of such Loan Party to execute same, and (ii) the authenticity of original specimen signature of such officers;

(g)  Insurance. FINOVA shall have received the insurance certificates and
     ---------
certified copies of policies required by Section 3.4 hereof, in form and substance satisfactory to FINOVA and its counsel;

(h)  Compensation. Intentionally left blank;
     ------------

(i)  Searches; Certificates of Title. FINOVA shall have received search
     -------------------------------
reflecting the filing of it financing statements and fixture flings in such jurisdictions as it shall determine, and shall have received certificates of title with respect to the Collateral which shall have been duly executed in a manner sufficient to perfect all of the security interests granted to FINOVA;

(j)  Intentionally left blank.

(k)  Fees. Borrower shall have paid all fees payable by it on the Closing Date
     ----
pursuant to this Agreement;

(l)  Opinion of Counsel. FINOVA shall have received an opinion of Borrower's
     ------------------
counsel covering such matters as FINOVA shallreasonably request;

(m)  Officer Certificate. FINOVA shall have received a certificate of the
     -------------------
President and the Chief Financial Officer or similar official of Borrower, attesting to the accuracy of each of the representations and warranties of Borrower set forth in this Agreement and the fulfillment of all conditions precedent to the initial advance hereunder;

(n)  Solvency Certificate. FINOVA shall have received a signed certificate of
     --------------------
the Borrower's duly elected Chief Financial Officer or such other officer of Borrower acceptable to FINOVA, concerning the solvency and financial condition of Borrower, on FINOVA's standard form;

(o)  Lockbox.  Borrower and its legal counsel have reviewed FINOVA's standard
     -------
Lockbox Agreement and agree to execute this Agreement at such time as described in Section 2.11 (c) herein without any changes except such changes as may be required by the bank and which are acceptable to FINOVA.

(p)  Environmental Assessment. If required by FINOVA, Borrower shall have caused
     ------------------------
a Phase I Environmental Assessment to be conducted on the property or properties owned or occupied by Borrower, all at Borrower's own expense and the results of such assessment(s) shall have been in form and substance satisfactory to FINOVA in its sole discretion. Such assessment(s) shall have included, in FINOVA's discretion, core samplings, and shall have been conducted by an environmental engineer acceptable to FINOVA;

(q)  Environmental Certificate. FINOVA shall have received an Environmental
     -------------------------
Certificate from Borrower, in form and substance satisfactory to FINOVA in its discretion, with respect to all locations of Collateral; and

(r)  Other Matters. All other documents and legal matters in connection with the
     -------------
transaction contemplated by this Agreement shall have been delivered, executed or recorded and shall be in form and substance satisfactory to FINOVA and its counsel.

4.2  Subsequent Advances. The obligation of FINOVA to make any advance hereunder
     -------------------
(including the initial advance) shall be subject to the further conditions precedent that, on and as of the date of such advance.

(a) the representations and warranties of Borrower set forth in this Agreement shall be accurate, before and after giving effect to such advance or issuance and to the application of any proceeds thereof;

(b) no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred and is continuing, or would result from such advance or issuance or from the application of any proceeds thereof;

(c) no material adverse change has occurred in the Borrower's business, operations, financial condition, or assets or in the Borrower's ability to repay the Obligation; and

(d) FINOVA shall have received such other approvals, opinions or documents as FINOVA shall reasonably request.

5.   REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants that:

5.1  Due Organization. It is a corporation duly organized, validly existing and
     ----------------
in good standing under the laws of the State set forth on the Schedule, is qualified and authorized to do business and is in good standing in all states in which such qualification and good standing are necessary in order for it to conduct its business and own its property, and has all requisite power and authority to conduct its business as presently conducted, to own its property and to execute and deliver each of the Loan Documents to which it is a party and perform all of its Obligations thereunder and has not taken any steps to wind up, dissolve or otherwise liquidate its assets;

5.2  Other Names. Borrower has not, during the preceding five (5) years, been
     -----------
known by or used any other corporate or fictitious name except as set forth on the Schedule, nor has Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any person during such time, except as set forth on the Schedule;

5.3  Due Authorization. The execution, delivery and performance by Borrower of
     -----------------
the Loan Documents to which it is a party have been authorized by all necessary corporate action and do not and shall not constitute a violation of any applicable law or of Borrower's Articles or Certificate of Incorporation or By-Laws or any other document, agreement or instrument to which Borrower is a party or by which Borrower or its assets are bound;

5.4  Binding Obligation. Each of the Loan Documents to which Borrower is a party
     ------------------
is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms;

5.5  Intangible Property. Borrower possesses adequate assets, licenses, patents,
     -------------------
patent applications, copyrights, trademarks, trademark applications and trade names for the present and planned future conduct of its business without any known conflict with the rights of others, and each is valid and has been duly registered or filed with the appropriate governmental authorities;

5.6 Capital. Borrower has capital sufficient to conduct its business, is able to
    -------
pay its debts as they mature and owns property having a fair salable value greater than the amount required to pay all of its debts (including contingent debts);

5.7 Material Litigation. Borrower has no pending or overtly threatened
    -------------------
litigation, actions or proceedings which would materially and adversely affect its business, assets, operations, prospects or condition, financial or otherwise, or the Collateral or any of FINOVA's interests therein;

5.8 Title: Security Interests of FINOVA. Borrower has good, indefeasible and
    -----------------------------------
merchantable title to the Collateral and, upon the filing of UCC-1 Financing Statements and the recording of any mortgages or deeds of trust with respect to real property, in each case in the appropriate offices, this Agreement and such documents shall create valid and perfected first priority liens in and to the Collateral, subject only to Permitted Encumbrances;

5.9 Restrictive Agreements: Labor Contracts. Borrower is not a party or subject
    ---------------------------------------
to any contract or subject to any charge, corporate restriction, judgment, decree or order materially and adversely affecting its business, assets, operations, prospects or condition, financial or otherwise, or which restricts its right or ability to incur Indebtedness, and it is not party to any labor dispute. In addition, no labor contract is scheduled to expire during the Initial Term of this Agreement, except as disclosed to FINOVA in writing prior to the date hereof.

5.10 Laws. Borrower is not in violation of any applicable statute, regulation,
     ----
ordinance or any order of any court, tribunal or governmental agency, in any respect materially and adversely affecting the Collateral or its business, assets, operations, prospects or condition, financial or otherwise;

5.11 Consents. Borrower has obtained or caused to be obtained or issued any
     --------
required consent of a governmental agency or other Person in connection with the financing contemplated hereby;

5.12 Defaults. Borrower is not in default with respect to any note, indenture,
     --------
loan agreement, mortgage, lease, deed or other agreement to which it is a party or by which it or its assets are bound, nor has any event occurred which, with the giving of notice or the lapse of time, or both, would cause such a default;

5.13 Financial Condition. The Prepared Financials fairly present Borrower's
     -------------------
financial condition and results of operations and those of such other Persons described therein as of the date thereof; there are no material omissions from the Prepared Financials or other facts or circumstances not reflected in the Prepared Financials; and there has been no material and adverse change in such financial condition or operations since the date of the initial Prepared Financials delivered to FINOVA hereunder;

5.14 ERISA. None of Borrower, any ERISA Affiliate, or any Plan is or has been in
     -----
violation of any of the provisions of ERISA, any of the qualification requirements of IRC Section 401(a) or any of the published interpretations thereunder, nor has Borrower or any ERISA Affiliate received any notice to such effect. No notice of intent to terminate a Plan has been filed under Section 4041 of ERISA, nor has any Plan been terminated under ERISA. The PBGC has not instituted proceedings to terminate, or appointed a trustee to administer, a Plan. No lien upon the assets of Borrower has arisen with respect to a Plan. No prohibited transaction or Reportable Event has occurred with respect to a Plan. Neither Borrower nor any ERISA Affiliate has incurred any withdrawal liability with respect to any Multiemployer Plan. Borrower and each ERISA Affiliate have made all contributions required to be made by them to any Plan or Multiemployer Plan when due. There is no accumulated funding deficiency in any Plan, whether or not waived;

5.15 Taxes. Borrower has filed all tax returns and such other reports as it is
     -----
required by law to file and has paid or made adequate provision for the payment on or prior to the date when due of all taxes, assessments and similar charges that are due and payable;

5.16 Locations. Borrower's chief executive office and the offices and locations
     ---------
where it keeps the Collateral (except for Inventory in transit) are at the locations set forth on the Schedule, except to the extent that such locations may have been changed after notice to FINOVA in accordance with Section 6.4 hereof;

5.17 Business Relationships. There exists no actual or threatened termination,
     ----------------------
cancellation or limitation of, or any modification or change in, the business relationship between Borrower and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially and adversely affect Borrower or prevent Borrower from conducting such business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted; and

5.18 Reaffirmations. Each request for a loan made by Borrower pursuant to this
     --------------
Agreement shall constitute (i) an automatic representation and warranty by Borrower to FINOVA that there does not then exist any Event of Default and
(ii) a reaffirmation as of the date of said request of all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents.

6. COVENANTS.

Affirmative Covenants:
---------------------

Borrower covenants that, so long as any Obligation remains outstanding and this Agreement is in effect, it shall:

6.1 Taxes. File all tax returns and pay or make adequate provision for the
    -----
payment of all taxes, assessments and other charges on or prior to the date when due;

6.2 Notice of Litigation. Promptly notify FINOVA in writing of any litigation,
    --------------------
suit or administrative proceeding which may materially and adversely affect the Collateral or Borrower's business, assets, operations, prospects or condition, financial or otherwise, whether or not the claim is covered by insurance;

6.3 ERISA. Notify FINOVA in writing (i) promptly upon the occurrence of any
    -----
event described in Paragraph 4043 of ERISA, other than a termination, partial termination or merger of a Plan or a transfer of a Plan's assets and (ii) prior to any termination, partial termination or merger of a Plan or a transfer of a Plan's assets;

6.4 Change in Location. Notify FINOVA in writing forty-five (45) days prior to
    ------------------
any change in the location of Borrower's chief executive office or the location of any Collateral, or Borrower's opening or closing of any other place of business;

6.5 Corporate Existence. Maintain its corporate existence and its qualification
    -------------------
to do business and good standing in all states necessary for the conduct of its business and the ownership of its property and maintain adequate assets, licenses, patents, copyrights, trademarks and trade names for the conduct of its business;

6.6 Labor Disputes. Promptly notify FINOVA in writing of any material labor
    --------------
dispute to which Borrower is or may become subject and the expiration of any labor contract to which Borrower is a party or bound;

6.7 Violations of Law. Promptly notify FINOVA in writing of any violation of
    ------------------
any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to Borrower which may materially and adversely affect the Collateral or Borrower's business, assets, prospects, operations or condition, financial or otherwise;

6.8 Defaults. Notify FINOVA in writing within five (5) business days of
    --------
becoming aware of Borrower's default under any note, indenture, loan agreement, mortgage, lease or other agreement to which Borrower is a party or by which Borrower is bound, or of any other default under any Indebtedness of Borrower;

6.9 Capital Expenditures. Promptly notify FINOVA in writing of the making of any
    --------------------
Capital Expenditure materially affecting Borrower's business, assets, prospects, operations or condition, financial or otherwise;

6.10 Books and Records. Keep adequate records and books of account with respect
     -----------------
to its business activities in which proper entries are made in accordance with generally accepted accounting principles consistently applied, reflecting all of its financial transactions;

6.11 Leases; Warehouse Agreement. Provide FINOVA with (i) copies of all
     ---------------------------
agreements between Borrower and any landlord or warehouseman which owns any premises at which any Collateral may, from time to time, be located, and (ii) landlord and mortgagee waivers in form acceptable to FINOVA with respect to all locations where any Collateral is hereafter located;

6.12 Additional Documents. At FINOVA's request, promptly execute or cause to be
     --------------------
executed and delivered to FINOVA any and all documents, instruments or agreements deemed necessary by FINOVA to facilitate the collection of the Obligations or the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents. Without limiting the generality of the foregoing, if any of the Receivables with a face value in excess of $1,000.00 arises out of a contract with the United States of America or any department, agency, subdivision or instrumentality thereof, Borrower shall promptly notify FINOVA of such fact in writing and shall execute any instruments and take any other action required or requested by FINOVA to comply with the provisions of the Federal Assignment of Claims Act;

6.13 Financial Covenants. Comply with the financial covenants set forth on the
     -------------------
Schedule;

6.14 Issuing of Credit Memoranda. Borrower shall issue credit memoranda in the
     ---------------------------
ordinary course of its business no later than one (1) Business Day After; (i) Borrower's receipt of returned goods or merchandise; or (ii) any account debtor shall become entitled to a credit from Borrower under any other circumstances; and

6.15 Other Covenants. Borrower shall comply with any other covenants set forth
     ---------------
on the Schedule.

Negative Covenants:
------------------

Without FINOVA's prior written consent, which consent FINOVA may withhold in its sole discretion, so long as any Obligation remains outstanding and this Agreement is in effect, Borrower shall not:

6.16 Mergers. Merger or consolidate with or acquire any other Person, or make
     -------
any other material change in its capital structure or in its business or operations which in FINOVA's sole discretion would adversely affect Borrower's ability to repay the Obligations;

6.17 Loans. Make advances, loans or extensions of credit to, or invest in, any
     -----
Person except in he ordinary course of Borrower's business with respect to trade credit only;

6.18 Dividends. Declare or pay cash dividends upon any of its stock or
     ---------
distribute any of its property or redeem, retire, purchase or acquire directly or indirectly any of its stock;

6.19 Adverse Transactions. Enter into any transaction which materially and
     --------------------
adversely affects the Collateral or its ability to repay the Obligations in full as and when due;

6.20 Indebtedness of Others. Become directly or contingently liable for the
     ----------------------
Indebtedness of any Person, except by endorsement of instruments for deposit;

6.21 Repurchase. Make a sale to any customer on a bill-and-hold, guaranteed
     ----------
sale, sale and return, sale on approval, consignment, or any other repurchase or return basis;

6.22 Name. Use any corporate or fictitious name other than its corporate name
     ----
as set forth in its Articles or Certificate of Incorporation on the date hereof or as set forth on the Schedule;

6.23 Prepayment. Prepay any Indebtedness other than trade payables and other
     ----------
than the Obligations;

6.24 Capital Expenditure. Make or incur any Capital Expenditure if, after
     -------------------
giving effect thereto, the aggregate amount of all Capital Expenditures by Borrower in any fiscal year would exceed the amount set forth on the Schedule;

6.25 Indebtedness. Create, incur, assume or permit to exist any Indebtedness
     ------------
(including Indebtedness in connection with Capital Leases) in excess of the amount set forth on the Schedule, other than (i) the Obligations, (ii) trade payables and other contractual obligations to suppliers and customers incurred in the ordinary course of business, and (iii) other Indebtedness existing on the date of this Agreement and reflected in the Prepared Financials (except Indebtedness paid on the date of this Agreement from proceeds of the initial advances hereunder) and (iv) unsecured Indebtedness fully subordinated to the Obligations in and (iv) unsecured Indebtedness fully subordinated to the Obligations in all respects and subject to a Subordination Agreement in form and substance satisfactory to FINOVA;

6.26 Affiliate Transactions. Except as set forth below, sell, transfer,
     ----------------------
distribute or pay any money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or Indebtedness, or any property, of any Affiliate, or become liable on any guaranty of the indebtedness, dividends or other obligations of any Affiliate. Notwithstanding the foregoing, if no Event of Default has occurred, Borrower may engage in transactions with Affiliates in the ordinary course of business, in amounts and upon terms which are fully disclosed to FINOVA and which are no less favorable to Borrower than would be obtainable in a comparable arm's length transaction with a Person who is not an Affiliate;

6.27 Nature of Business. Enter into any new business or make any material change
     ------------------
in any of Borrower's business objectives, purposes or operations;

6.28  FINOVA's Name.  Use the name of FINOVA in connection with any of
      -------------
Borrower's business or activities, except in connection with internal business matters or as required in dealings with governmental agencies and financial institutions or with trade creditors of Borrower, solely for credit reference purposes; or

6.29  Margin Security.  Own, purchase or acquire (or enter into any contract to
      ---------------
purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect.

7.  DEFAULT AND REMEDIES.

7.1  Event of Default.  Any one or more of the following events shall constitute
     ----------------
an Event of Default under this Agreement:

(a) Borrower fails to pay when due and payable any portion of the Obligations at stated maturity, upon acceleration or otherwise;

(b) Borrower or any other Loan Party fails or neglects to perform, keep, or observe in any material respect any term, provision, condition, covenant or agreement contained in any Loan Document to which Borrower or such other Loan Party is a party; and Borrower fails to cure such default within 5 days of its occurrence.

(c) Any material adverse change occurs in Borrower's business, assets, operations, prospects or condition, financial or otherwise; and Borrower fails to cure such default within 5 days of its occurrence.

(d) Borrower's ability to repay any portion of the Obligations or the value or priority of FINOVA's security interest in the Collateral is materially impaired; and Borrower fails to cure such default within 5 days of its occurrence.

(e) Any material portion of Borrower's assets is seized, attached, subjected to a writ or distress warrant, is levied upon or comes into the possession of any judicial officer unless such action is stayed and such attachment is dismissed within thirty (30) days;

(f) Borrower shall generally not pay its debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management or control of the business of Borrower;

(g) Any bankruptcy or other insolvency proceeding is commenced by Borrower, or any such proceeding is commenced against Borrower and remains undischarged or unstayed for forty-five (45) days;

(h) Any notice of lien, levy or assessment in an aggregate amount exceeding the amount set forth in the Schedule is filed of record with respect to any of the Collateral; and Borrower fails to cure such default within 5 days of its occurrence.

(i) Any judgments are entered against Borrower in an aggregate amount exceeding the amount set forth in the Schedule;

(j) Any default shall occur under any material agreement between Borrower and any third party including, without limitation, any default which would result in a right by such third party to accelerate the maturity of any Indebtedness of Borrower to such third party; and Borrower fails to cure such default within 30 days of its occurrence.

(k) Any representation or warranty made or deemed to be made by Borrower, any Affiliate or any other Loan party in any Loan Document or any other statement, document or report made or delivered to FINOVA in connection therewith shall prove to have been misleading in any material respect;

(l) Any Guarantor dies, becomes disabled, terminates or attempts to terminate its Guaranty or any security therefor or becomes subject to any bankruptcy or other insolvency proceeding;

(m) Any Prohibited Transaction or Reportable Event shall occur with respect to a Plan which could have a material adverse effect on the financial condition of Borrower; any lien upon the assets of Borrower in connection with any Plan shall arise; Borrower or any of its ERISA Affiliates shall fail to make full payment when due of all amounts which Borrower or any of its ERISA Affiliates may be required to pay to any Plan or any Multiemployer Plan as one or more contributions thereto; Borrower or any of its ERISA Affiliates creates or permits the creation of any accumulated funding deficiency, whether or not waived; and Borrower fails to cure such default within 30 days of its occurrence. or

(n) Any transfer of more than ten percent (10%) of the issued and outstanding shares of common stock or other evidence of ownership of Borrower.

7.2  Remedies.  Upon the occurrence of an Event of Default, FINOVA may, at its
     --------
option and in its sold discretion and in addition to all of its other rights under the Loan Documents, terminate this Agreement and declare all of the Obligations to be immediately payable in full. FINOVA shall also have all of its rights and remedies under applicable law, including, without limitation, the default rights and remedies of a secured party under the Code and upon the occurrence of an Event of Default Borrower hereby consents to the appointment of a receiver by FINOVA in any action initiated by FINOVA pursuant to this Agreement and to the jurisdiction and venue set forth in Section 9.26 hereof, and Borrower waives notice and posting of a bond in connection therewith. Further, FINOVA may, at any time, take possession of the Collateral and keep it on Borrower's premises, at no cost to FINOVA, or remove any part of it to such other place(s) as FINOVA may desire, or Borrower shall, upon FINOVA's demand, at Borrower's sole cost, assemble the Collateral and make it available to FINOVA at a place reasonably convenient to FINOVA. FINOVA may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as FINOVA deems advisable, at FINOVA's discretion, and may, if FINOVA deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Borrower agrees that FINOVA has no obligation to preserve rights to the Collateral or marshall any Collateral for the benefit of any Person, at any time, including at all times prior to the occurrence of an Event of Default. Upon the occurrence and confirmation of an Event of Default, FINOVA is hereby granted a non-exclusive license or other right to use, without charge, Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks and advertising matter, or any similar property, in completing production, advertising or selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to FINOVA's benefit. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Borrower at its address set forth in the heading to this Agreement at least five (5) days before sale or other disposition. The proceeds of sale shall be applied, first, to all attorneys fees and other expenses of sale, and second, to the Obligations in such order as FINOVA shall elect, in its sole discretion. FINOVA shall return any excess to Borrower and Borrower shall remain liable for any deficiency to the fullest extent permitted by law. Upon Event of Default only, FINOVA, in its sole discretion, may at any time have the right to reduce the Total Facility amount, the Revolving Loans Borrowing Base, the Floorplan Loans Borrowing Base, or any portion of either borrowing base, or the advance rates or to modify the terms and conditions upon which FINOVA is willing to consider making advances under the Total Facility or to take additional reserves in the Revolving Loans Borrowing Base or the Floorplan Loans Borrowing Base for any reason.

7.3 Standards for Determining Commercial Reasonableness. Borrower and FINOVA
    ---------------------------------------------------
agree that the following conduct by FINOVA with respect to any disposition of Collateral shall conclusively be deemed commercially reasonable (but other conduct by FINOVA, including, but not limited to, FINOVA's use in its sole discretion of other or different times, places and manners of noticing and conducting any disposition of Collateral shall not be deemed unreasonable): Any public or private disposition as to which on no later than the fifth calendar day prior thereto written notice thereof is mailed or personally delivered to Borrower and, with respect to any public disposition, on no later than the fifth calendar day prior thereto notice thereof describing in general non-specific terms, the Collateral to be disposed of is published once in a newspaper of general circulation in the county where the sale is to be conducted. The public disposition shall be at any place designated by FINOVA, with or without the Collateral being present, and which commences at any time between 8:00 a.m. and 5:00 p.m. (provided that no notice of any public or private disposition need be given to the Borrower if the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market). Without limiting the generality of the foregoing, Borrower expressly agrees that, with respect to any disposition of accounts, instruments and general intangibles, it shall be commercially reasonable for FINOVA to direct any prospective purchaser thereof to ascertain directly from Borrower any and all information concerning the same, including, but not limited to, the terms of payment, aging and delinquency, if any, the financial condition of any obligor or account debtor thereon or guarantor thereof, and any collateral therefor.

8. EXPENSES AND INDEMNITIES.

8.1 Expenses. Borrower agrees to promptly reimburse FINOVA for all costs, fees
    --------
and expenses incurred by FINOVA in connection with the negotiation, preparation, execution, delivery, administration and enforcement of each of the Loan Documents, including, but not limited to, the attorneys' and paralegals' fees of in-house and outside counsel, expert witness fees, lien, title search and insurance fees, appraisal fees, all charges and expenses incurred in connection with any and all environmental reports and environmental remediation activities, and all other costs, expenses, taxes and filing or recording fees payable in connection with the transactions contemplated by this Agreement, including without limitation all such costs, fees and expenses as FINOVA shall incur or for which FINOVA shall become obligated in connection with (i) any inspection or verification of the Collateral, (ii) any proceeding relating to the Loan Documents or the Collateral, (iii) actions taken with respect to the Collateral and FINOVA's security interest therein, including, without limitation, the defense or prosecution of any action involving FINOVA and Borrower or any third party, (iv) enforcement of any of FINOVA's rights and remedies with respect to the Obligations or Collateral, and (v) consultation with FINOVA's attorneys and participation in any workout, bankruptcy or other insolvency or other proceeding involving any Loan Party or any Affiliate, whether or not suit is filed. Borrower shall also pay all FINOVA charges in connection with bank wire transfers, forwarding of loan proceeds, deposits of checks and other items of payment, returned checks, establishment and maintenance of lockboxes and other Blocked Accounts, and all other bank and administrative matters, in accordance with FINOVA's schedule of bank and administrative fees and charges in effect from time to time.

8.2 Environmental Matters.
    ---------------------

(1) Definitions. The following definitions apply to the provisions of this
    -----------
Section 8.2:

(a) the term "Applicable Law" shall include, but shall not be limited to, each statute named or referred to in this Section 8.2(1) and all rules and regulations thereunder, and any other local, state and/or federal laws, rules, regulations or ordinances, whether currently in existence or hereafter enacted, which govern, to the extent applicable to the Property or to Borrower, (i) the existence, cleanup and/or remedy of contamination on real property; (ii) the protection of the environment from soil, air or water pollution, or from spilled, deposited or otherwise emplaced contamination; (iii) the emission or discharge of hazardous substances into the environment; (iv) the control of hazardous wastes; or (v) the use, generation, transport, treatment, removal or recovery of Hazardous Substances; and

(b) The term "Hazardous Substance" shall mean (i) any oil, flammable substance, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other wastes, materials or pollutants which either pose a hazard to the Property or to persons on or about the Property or cause the Property to be in violation of any Applicable Law; (ii) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls, or radon gas; (iii) any chemical, material or substance defined as or included in the definition of "hazardous substances," "waste," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "hazardous wastes," "Hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or words of similar import under any Applicable Law, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 USC
(S)(S)9601 et seq.; the Resource Conservation and Recovery Act ("RCRA"), 42
           -- ---
USC(S)(S) 6901 et seq.; the Hazardous Materials Transportation Act, 49 USC
               -- ---
(S)(S)1801 et seq.; the Federal Water Pollution Control Act, 33 USC (S)(S)1251 et seq.; (iv) any other chemical, material or substance, exposure to which is
-- ---
prohibited, limited or regulated by any governmental authority which may or could pose a hazard to the health or safety of the occupants of the Property or the owners and/or occupants of property adjacent to or surrounding the Property, or any other person coming upon the Property or adjacent property; and (v) any other chemical, materials or substance which may or could pose a hazard to the environment; and (c) the term "Property" shall mean all real property, wherever located, in which Borrower or any subsidiary of Borrower or any Affiliate of Borrower has any right, title or interest, whether now existing or hereafter arising, and including, without limitation, as owner, lessor or lessee.

(2) Covenants and Representations.
    -----------------------------

(a) Borrower represents, and warrants that there have not been during the period of Borrower's possession of any interest in the Property and, to the best of its knowledge after reasonable inquiry, there have not been at any other times, any activities on the Property involving, directly or indirectly, the use, generation, treatment, storage or disposal of any Hazardous Substances except in compliance with Applicable Law (i) under, on or in the land included in the Property, whether contained in soil, tanks, sumps, ponds, lagoons, barrels, cans or other containments, structures or equipment, (ii) incorporated in the buildings, structures or improvements included in the Property, including any building material containing asbestos, or (iii) used in connection with any operations on or in the Property.

(b) Without limiting the generality of the foregoing and to the extent not included within the scope of this Section 8.2(2), Borrower represents and warrants that it is in full compliance with Applicable Law and has received no notice from any person or any governmental agency or other entity of any violation by Borrower or its Affiliates of any Applicable Law.

(c) Borrower shall be solely responsible for and agrees to indemnify FINOVA, protect and defend FINOVA with counsel reasonably acceptable to FINOVA, and hold FINOVA harmless from and against any claims, actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, costs, liabilities (including sums paid in settlement of claims), interest or losses, attorneys' fees (including any fees and expenses incurred in enforcing this indemnity), consultant fees, expert fees, and other out-of-pocket costs or expenses actually incurred by FINOVA (collectively, the "Environmental Costs"), that may, at any time or from time to time, arise directly or indirectly from or in connection with: (i) the presence, suspected presence, release or suspected release of any Hazardous Substance whether into the air, soil, surface water or groundwater of or at the Property, or any other violation of Applicable Law, or
(ii) any breach of the representations and covenants set forth in paragraph 8.2(a); except to the extent any of the foregoing result from the actions of FINOVA, its employees, agents and representatives. All Environmental Costs incurred or advanced by FINOVA shall be deemed to be made by FINOVA in good faith and shall constitute Obligations hereunder.

9.  MISCELLANEOUS.

9.1 Examination of Records; Financial Reporting.
    -------------------------------------------

(a)  Examinations.  FINOVA shall at all reasonable times have full access to and
     ------------
the right to examine, audit, make abstracts and copies from and inspect Borrower's records, files, books of account and all other documents, instruments and agreements relating to the Collateral and the right to check, test and appraise the Collateral. Borrower shall deliver to FINOVA any instrument necessary for FINOVA to obtain records from any service bureau maintaining records for Borrower. All instruments and certificates prepared by Borrower showing the value of any of the Collateral shall be accompanied, upon FINOVA's request, by copies of related purchase orders and invoices. FINOVA may, at any time after the occurrence of an Event of Default, remove from Borrower's premises Borrower's books and records (or copies thereof) or require Borrower to deliver such books and records or copies to FINOVA. If originals are removed, FINOVA shall permit Borrower to make copies prior to such removal. FINOVA may, without expense to FINOVA, use Borrower's personnel, supplies and premises as may be reasonable necessary for examining the Collateral or for maintaining or enforcing FINOVA's security interest. FINOVA shall use its best efforts not to disrupt Borrower's business operations during any examination, as long as no Event of Default exists or has occurred since the previous examination.

(b)  Reporting Requirements. Borrower shall furnish FINOVA, upon request, such
     ----------------------
information and statements as FINOVA shall reasonably request from time to time regarding Borrower's business affairs, financial condition and the results of its operations. Without limiting the generality of the foregoing. Borrower shall provide FINOVA with (i) copies of sales journals, cash receipts journals, deposit slips and FINOVA's standard form collateral and loan report, daily; (ii) upon FINOVA's request, copies of sales invoices, customer statements and credit memoranda issued, remittance advises and reports; (iii) copies of shipping and delivery documents, upon request; (iv) on or prior to the date set forth on the Schedule, monthly agings and reconciliations of Receivables, payables reports, inventory reports and unaudited financial statements (certified by an officer of Borrower acceptable to FINOVA) with respect to the prior month prepared on a basis consistent with such statements prepared in prior months and otherwise in accordance with generally accepted accounting principles, consistently applied;
(v) audited annual consolidated and consolidating financial statements, prepared in accordance with generally accepted accounting principles applied on a basis consistent with the most recent Prepared Financials provided to FINOVA by Borrower, including balance sheets, income and cash flow statements, accompanied by the unqualified report thereon of independent certified public accountants acceptable to FINOVA, as soon as available, and in any event, within one hundred and twenty (120) days after the end of each of Borrower's fiscal years; (vi) such certificates relating to the foregoing as FINOVA may request, including, without limitation, a monthly certificate from the president and the chief financial officer of Borrower showing Borrower's compliance with each of the financial covenants set forth in this Agreement, and stating whether any Event of Default has occurred or event which, with giving of notice or the passage of time, or both, would constitute an Event of Default, and if so, the steps being taken to prevent or cure such Event of Default; and (vii) such other reports specified in the Schedule.

(c)  Confidentiality. All confidential information provided by Borrower or by
     ---------------
any Loan party to FINOVA shall be kept confidential and shall only be used by FINOVA and/or its counsel in connection herewith.

9.2 Term; Termination.
    -----------------

(a)  Term. The initial term of this Agreement shall be as set forth on the
     ----
Schedule (the "Initial Term") and may be automatically renewed by FINOVA in its sole discretion for successive periods of one (1) year (each, a "Renewal term"), unless earlier terminated as provided herein.

(b)  Prior Notice. Each party shall have the right to terminate this Agreement
     ------------
at the end of the Initial term or at the end of any Renewal Term by giving the other party written notice not less than sixty (60) days prior to the effective date of such termination, by registered or certified mail, or by recognized overnight delivery service; provided, however, that FINOVA may terminate the
                            --------- --------
Floorplan Credit Line at any time, with or without notice to Borrower, as set forth in Section 2.4 hereof.

(c)  Payment in Full. Upon the effective date of termination, the Obligations
     ---------------
shall become immediately due and payable in full in cash.

(d)  Early Termination; Termination Fee. In addition to the procedure set forth
     ----------------------------------
in Section 9.2(b), Borrower may terminate this Agreement at any time but only upon ninety (90) days' prior written notice and prepayment of the Obligations. Upon any such early termination by Borrower or any termination of this Agreement by FINOVA upon the occurrence of an Event of Default, then, and in any such event, Borrower shall pay to FINOVA upon the effective date of such termination a fee (the "Termination Fee") in an amount equal to the amount shown on the Schedule.

9.3 Recourse to Security; Certain Waivers. All Obligations shall be payable by
    -------------------------------------
Borrower as provided for herein and, in full, at the termination of this Agreement; recourse to security shall not be required at any time. Borrower waives presentment and protest of any instrument and notice thereof, notice of default and, to the extent permitted by applicable law, all other notices to which Borrower might otherwise be entitled.

9.4 No Waiver by FINOVA. Neither FINOVA's failure to exercise any right,
    -------------------
remedy or option under this Agreement, any supplement, the Loan Documents or other agreement between FINOVA and Borrower nor any delay by FINOVA in exercising the same shall operate as a waiver. No waiver by FINOVA shall be effective unless in writing and then only to the extent stated. No waiver by FINOVA shall affect its right to require strict performance of this Agreement. FINOVA's rights and remedies shall be cumulative and not exclusive.

9.5 Binding on Successor and Assigns. All terms, conditions, promises,
    --------------------------------
covenants, provisions and warranties shall inure to the benefit of and bind FINOVA's and Borrower's respective representatives, successors and assigns.

9.6 Severability. If any provision of this Agreement shall be prohibited or
    ------------
invalid under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

9.7 Amendments; Assignments. This Agreement may not be modified, altered or
    -----------------------
amended, except by an agreement in writing signed by Borrower and FINOVA. Borrower may not sell, assign or transfer any interest in this Agreement or any other Loan Document, or any portion thereof, including, without limitation, any of Borrower's rights, title, interests, remedies, powers and duties hereunder or thereunder. Borrower hereby consents to FINOVA's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, FINOVA's rights, title, interests, remedies, powers and duties hereunder or thereunder. In connection therewith, FINOVA may disclose all documents and information which FINOVA now or hereafter may have relating to Borrower or Borrower's business. To the extent that FINOVA assigns its rights and obligations hereunder to a third party, FINOVA shall thereafter be released from such assigned obligations to Borrower and such assignment shall effect a novation between Borrower and such third party.

9.8 Integration. This Agreement, together with the Schedule (which is a part
    -----------
hereof) and the other Loan Documents, reflect the entire understanding of the parties with respect to the transactions contemplated hereby.

9.9 Survival. All of the representations and warranties of Borrower contained in
    --------
this Agreement shall survive the execution, delivery and acceptance of this Agreement by the parties. No termination of this Agreement or of any guaranty of the Obligations shall affect or impair the powers, obligations, duties, rights, representations, warranties or liabilities of the parties hereto and all shall survive any such termination.

9.10 Evidence of Obligations. Each Obligation may, in FINOVA's discretion, be
     -----------------------
evidenced by notes or other instruments issued or made by Borrower to FINOVA. If not so evidenced, such Obligation shall be evidenced solely by entries upon FINOVA's books and records.

9.11 Loan Requests. Each oral or written request for a loan by any Person who
     -------------
purports to be any employee, officer or authorized agent of Borrower shall be made to FINOVA on or prior to 11:00 a.m., Pennsylvania time, on the Business Day on which the proceeds thereof are requested to be paid to Borrower and shall be conclusively presumed to be made by a Person authorized by Borrower to do so and the crediting of a loan to Borrower's operating account shall conclusively establish Borrower's obligation repay such loan. Unless and until Borrower otherwise directs FINOVA in writing, all loans shall be wired to Borrower's operating account set forth on the Schedule.

9.12 Notices. Any notice required hereunder shall be in writing and addressed to
     -------
the Borrower and FINOVA at their addresses set forth at the beginning of this Agreement and in the Schedule. Notices hereunder shall be deemed received on the earlier of receipt, whether by delivery by a reputable overnight delivery service, personal delivery, or facsimile.

9.13 Brokerage Fees. Borrower represents and warrants to FINOVA that, with
     --------------
respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold FINOVA harmless against any and all such claims.

9.14 Disclosure. No representation or warranty made by Borrower in this
     ----------
Agreement, or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to Borrower which Borrower has not disclosed to FINOVA in writing with respect to the transactions contemplated by this Agreement which materially and adversely affects the business, assets, operations, prospects or condition (financial or otherwise), of Borrower.

9.15 Publicity. FINOVA is hereby authorized to issue appropriate press releases
     ---------
and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.

9.16 Captions. The Section titles contained in this Agreement are without
     --------
substantive meaning and are not part of this Agreement.

9.17 Injunctive Relief. Borrower recognizes that, in the event Borrower fails to
     -----------------
perform, observe or discharge any of its Obligations under this Agreement, any remedy at law may prove to be inadequate relief to FINOVA. Therefore, FINOVA, if it so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

9.18 Counterparts. This Agreement may be executed in one or more counterparts,
     ------------
each of which taken together shall constitute one and the same instrument.

9.19 Construction. The parties acknowledge that each party and its counsel have
     ------------
reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

9.20 Time of Essence. Time is of the essence for the performance by Borrower of
     ---------------
the Obligations set forth in this Agreement.

9.21 Limitation of Actions. Borrower agrees that any claim or cause of action by
     ---------------------
Borrower against FINOVA, or any of FINOVA's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement, or any other present or future agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by FINOVA, or by FINOVA's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by

Borrower by the commencement of an action of proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of FINOVA or any other person authorized to accept service of process on behalf of FINOVA, within 30 days thereafter. Borrower agrees that such one-year period of time is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of FINOVA. This provision shall survive any termination of this Loan Agreement or any other agreement.

9.22 Liability. Neither FINOVA nor any FINOVA Affiliate shall be liable for any
     ---------
indirect, special, incidental or consequential damages in connection with any breach of contract, tort or other wrong relating to this Agreement or the Obligations or the establishment, administration or collection thereof (including without limitation damages for loss of profits, business interruption, or the like) whether such damages are foreseeable or unforeseeable, even if FINOVA has been advised of the possibility of such damages. Neither FINOVA, nor any FINOVA Affiliate shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the Borrower through the ordinary negligence of FINOVA, or any FINOVA Affiliate. "FINOVA Affiliate" shall mean FINOVA's directors, officers, employees, agents, attorneys or other person or entity affiliated with or representing FINOVA.

9.23 Notice of Breach by FINOVA. Borrower agrees to give FINOVA written notice
     --------------------------
of (i) any action or inaction by FINOVA or any attorney of FINOVA in connection with any Loan Documents that may be actionable against FINOVA or any attorney of FINOVA or (ii) any defense to the payment of the Obligations for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Borrower agrees that unless such notice is fully given as promptly as possible (and in any event within thirty (30) days) after Borrower has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action, inaction or defense, Borrower shall not assert, and Borrower shall be deemed to have waived, any claim or defense arising therefrom.

9.24 Withholding and Other Tax Liabilities: FINOVA shall have the right to
     -------------------------------------
refuse to make any advances from time to me unless Borrower shall, at FINOVA's request, have given to FINOVA evidence, reasonably satisfactory to FINOVA, that Borrower has properly deposited or paid, as required by law, all withholding taxes and all federal, state, city, county or other taxes due up to and including the date of the advance. Until all of Borrower's liabilities and obligations to FINOVA have been paid in full (and notwithstanding any termination or expiration of this Agreement), FINOVA shall be entitled to continue to hold any and all of the Collateral until Borrower has given to FINOVA evidence, reasonably satisfactory to FINOVA, that Borrower has properly deposited or paid, as required by law, all federal withholding taxes due up to and including the date of such expiration or termination. Copies of validated deposit slips showing payment shall likewise constitute satisfactory evidence for such purpose. In the event that any lien, assessment or tax liability against Borrower shall arise in favor of any taxing authority, whether or not notice thereof shall be filed or recorded as may be required by law, FINOVA shall have the right (but shall not be obligated, nor shall FINOVA hereby assume the duty), upon reasonable prior notice to Borrower to pay any such lien, assessment or tax liability by virtue of which such charge shall have arisen, provided however, that FINOVA shall not pay any such tax, assessment or lien if
----------------
the amount, applicability or validity thereof is being contested in good faith and by appropriate proceedings by Borrower and further provided that Borrower's title to and its right to use, the Collateral are not materially adversely affected and FINOVA's lien and priority in the Collateral are not affected, altered or impaired thereby. In order to pay any such lien, assessment or tax liability, FINOVA shall not be obliged to wait until said lien, assessment or tax liability is filed before taking such action permitted hereby. Any sum or sums which FINOVA shall have paid for the discharge of any such lien shall constitute an Obligation and shall be added to the Revolving Loans and shall be paid by Borrower to FINOVA with interest thereon, upon demand, and FINOVA shall be subrogated to all rights of such taxing authority against Borrower. FINOVA may establish reserves against the Revolving Loans Borrowing Base for any amounts paid by FINOVA pursuant to this paragraph or for any amounts being contested in good faith under this paragraph.

9.25 Power of Attorney. Borrower appoints FINOVA and its designees as Borrower's
     -----------------
attorney, with the power to endorse Borrower's name on any checks, notes, acceptances, money orders or other forms of payment or security that come into FINOVA's possession; after the occurrence of any Event of Default, to sign Borrower's name on any invoice or bill of lading relating to any Receivable, on drafts against customers, on assignments of Receivables, on notices of assignment, financing statements and other public records, on verifications of accounts and on notices to customers or account debtors; to send requests for verification of Receivables to customers or account debtors; after the occurrence of any Event of Default, to notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by FINOVA and to open and dispose of all mail addressed to Borrower; and to do all other things FINOVA deems necessary or desirable to carry out the terms of this Agreement. Borrower hereby ratifies and approves all acts of such attorney. Neither FINOVA nor any of its designees shall be liable for any acts or omissions nor for any error of judgment or mistake of fact or law while acting as Borrower's attorney. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied and FINOVA's obligation to provide loans hereunder shall have terminated.

9.26 GOVERNING LAW; WAIVERS. THIS AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE
     ----------------------
WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE STATE OF ARIZONA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF MARICOPA, THE STATE OF ARIZONA OR, AT THE SOLE OPTION OF FINOVA, IN ANY OTHER COURT IN WHICH FINOVA SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. BORROWER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. BORROWER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH IN SECTION 9.12 HEREOF FOR THE GIVING OF NOTICE. BORROWER FURTHER WAIVES ANY RIGHT IT MAY OTHERWISE HAVE TO COLLATERALLY ATTACK ANY JUDGMENT ENTERED AGAINST IT IN ANY JURISDICTION OTHER THAN MARICOPA COUNTY.

9.27 MUTUAL WAIVER OF RIGHT TO JURY TRIAL. FINOVA AND BORROWER EACH HEREBY
     ------------------------------------
WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY

WAY RELATING TO: (i) THIS AGREEMENT; (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN FINOVA AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF FINOVA OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH FINOVA OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

BORROWER:

CUMETRIX DATA SYSTEMS CORP.

Tax I.D. No. 95-4574138
             ----------

By: /s/ James Ung
   --------------------
   James Ung, President

State of __________
County of _________

The Foregoing instrument was acknowledged before me this 29th day of September, 1998 by Carl Wood of CUMETRIX a corporation duly organized under the State of California on behalf of the corporation.


                                       /s/ Carl H. Wood
                                       --------------------------------
                                           Carl H. Wood

                                       Title or rank: CFO
                                                     ------------------
                                       Serial number, if any
                                                             ----------

FINOVA CAPITAL CORPORATION

By: [ILLEGIBLE]^^^^^
   -----------------

Title: Vice President